Warrant No. W-001
                                     WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRUMP HOTELS & CASINO RESORTS, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       TRUMP HOTELS & CASINO RESORTS, INC.

                          Common Stock Purchase Warrant

     TRUMP HOTELS & CASINO RESORTS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, DONALD J. TRUMP ("Trump"), or his assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on April 17, 1996 and ending on April 17, 1999 in whole or in part, an aggregate of six hundred thousand (600,000) fully paid and non-assessable shares of the Common Stock of the Company, par value $ .01 per share, at a purchase price, subject to the provisions of Section 3 hereof, of $30.00 per share (the "Purchase Price"). The Purchase Price and the number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant."

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office in Atlantic City, New Jersey, accompanied by payment, of an amount (the "Exercise Amount") equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise, payable as follows: (i) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (ii) by surrender to the Company for cancellation of securities of the Company having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or (c) by a combination of the methods described in clauses (a) and (b) above. In lieu of exercising the Warrant, the holder may elect to receive a payment equal to the difference between (i) the Market Price multiplied by the number of shares as to which the payment is then being elected and (ii) the exercise price with respect to such shares, payable by the Company to the holder of this Warrant only in shares of Common Stock valued at the Market Price on the date of exercise. For purposes hereof, the term "Market Price" shall mean the average high and low sale price of a share of Common Stock for the 15 consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.


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     1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Section
3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Section 3. Upon each adjustment of the Purchase Price pursuant to this Section 3, the registered holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

     3.1. Adjustment for Issue or Sale of Common Stock at less than Market Price. (a) Except as provided in Section 3.2 or 3.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subsections 3.1(c)(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subsections (1) to (9) of Section 3.1(c), be reduced to the lower of the prices (calculated to the nearest tenth of a cent) determined as follows:

          (i) by dividing (a) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (b) an amount equal to the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subsections 3.1(1) to (9)) in connection with the Triggering Transaction; and

          (ii) by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction multiplied by the Market Price immediately prior to such Triggering Transaction plus (y) the consideration received by the Company upon such Triggering Transaction, and the denominator of which shall be the product of (x) the Number of Shares Deemed Outstanding immediately after such issue or sale, multiplied by (y) the Market Price immediately prior to such issue or sale.

     (b) For purposes of this Section 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the


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number of shares of the Company's Common Stock deemed to be outstanding under the applicable subsections 3.1(c)(1) to (9), inclusive, at such time.

     (c) For purposes of determining the adjusted Purchase Price under this
Section 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

          (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option," then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subsection (3) below.

          (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subsection (3) below.

          (3) If the purchase price provided for in any Options referred to in subsection (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections (1) or (2), or the rate at which any Convertible Securities referred to in subsection (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in
     Section 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have


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     been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (1) or the rate at which any Convertible Securities referred to in subsections (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

          (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed (solely for the purpose of this Warrant) to have been issued without consideration.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 3.1.

          (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options, or Convertible Securities, then in such case any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (9) For purposes of this Section 3.1, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
     (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such


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

     dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

     3.2. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock covered by subsection 3.1(8)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (such amount in excess of earnings or earned surplus herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends paid from the date of issuance of this Warrant to the date of exercise (including but not limited to Liquidating Dividends upon Common Stock which would have been issued at the time of such earlier exercise and upon all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

     3.3. Subdivisions and Combinations. In case the Company shall at any time subdivide (other than by means of a dividend payable in Common Stock covered by subsection 3.1(8)), its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.4. Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

     3.5. No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subsections 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or


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arrangement for the benefit of employees, consultants or directors of the
Company or its subsidiaries in effect on the date of issuance hereof, (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof or (iii) pursuant to the Exchange and Registration Rights Agreement, dated June 12, 1995, between the Company and Trump, as it may be amended from time to time (the "Exchange Rights Agreement").

     3.6. Notices of Record Date, Etc. In the event that:

          (1) the Company shall declare any cash dividend upon its Common Stock, or

          (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

          then, in connection with such event, the Company shall give to the holder of this Warrant:

          (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

     3.7. Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Section 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 3.6) and upon the terms applicable to such Purchase Rights either:

          (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be


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     distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

                           (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

     3.8. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Section 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Section 3.3.

     3.9. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 3.9, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

     3.10. Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Section 3.6 hereof.

     4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this


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Warrant and other similar Warrants, such number of its duly authorized shares of
Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

     6. REGISTRATION RIGHTS. The holder of this warrant shall have the following registration rights with respect to the Common Stock:

     6.1. Registration on Demand. (a) Upon written notice to the Company from holders of at least twenty-five percent (25%) of the Registrable Securities (as hereinafter defined), determined as if the Warrant had been fully exercised, of their desire to cause a registration of the Registrable Securities, the Company shall (i) inform the other holders of Registrable Securities (at least 30 days prior to the proposed filing of any registration statement), such notice to state the identity of the holders requesting registration and the number of Registrable Securities proposed to be sold thereby, and take appropriate action, on a reasonably timely basis, to file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form covering all Registrable Securities specified in such demand and by such other holders (by notice given to the Company within 15 days after the date the Company notified them of such demand), (ii) use best efforts to cause such registration statement to become effective under the Securities Act and (iii) use best efforts to qualify such resale under those state securities laws reasonably requested by the holders of a majority of Registrable Securities to be included in such registration; provided, however, that such effort shall not require the Company to qualify as a foreign corporation or subject itself to taxation in any jurisdiction where it is not already so qualified or subject. The Company shall be obligated to effect two (2) registrations pursuant to this Section 6.1. The Company shall be obligated to effect any registration pursuant to this Section
6.1 as promptly as practicable upon receipt from the requisite number of holders of Registrable Securities of the notice requesting such registration; provided, however, that the Company shall have the right to delay any registration pursuant to this Section 6.1 for one period of up to thirty (30) days if the Board of Directors of the Company shall have determined (and passed a resolution to such effect) that to effectuate such registration at such time would materially and adversely affect the Company and be materially detrimental to the business and operations thereof (a "Blackout Determination"), which period may be extended for an additional thirty (30) days upon a second Blackout Determination upon the expiration of the first thirty (30) day period. For purposes hereof, the term "Registrable Securities" shall mean, collectively, (i) the Common Stock issued or issuable upon exercise of the Warrant and (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend, stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     (b) The Company will be obligated to pay all Registration Expenses with respect to the registrations pursuant to this Section 6.1.

     (c) Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement,
(ii) they shall have been otherwise transferred, and the Company shall have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act and subsequent disposition of them shall not require registration or qualification of them under the Securities Actor any similar state law then in force, or (iii) they shall have ceased to be outstanding.

     (d) A registration requested pursuant to this Section 6.1 will not be deemed to have been effected unless it has been declared effective by the SEC and the Company has complied with all of its obligations under this Warrant with respect thereto (without regard to the use of best efforts or the like); provided that such registration will be deemed not to have been effected if after such registration has become effective, the offering of the Registrable Securities (or any portion thereof) pursuant to such registration is withdrawn or is or becomes the subject of any Stop Order (as hereinafter defined). If (i) a registration requested pursuant to this Section 6.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 6.1 does not remain effective for a period of at least 360 days, then (x) such requested registration shall not be deemed to be an effective registration pursuant to this Section 6.1 and (y) such requested registration shall not reduce the number of registrations the Company shall be obligated to effect pursuant to this
Section 6.1. For the purposes hereof, the term "Stop Order" shall mean, with respect to any registration of the Registrable Securities or any portion thereof effected pursuant to this Warrant, any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or any act by any court preventing or otherwise limiting the sale of any Registrable Securities pursuant to such registration.

     (e) Any offering of Registrable Securities contemplated by this Section 6.1 shall, unless the holders of a majority of the Registrable Securities to be included in such offering determine otherwise, be a firm commitment underwritten offering and the managing underwriter for such offering shall be chosen by the holders of a majority of the Registrable Securities to be included therein, which managing underwriter shall be reasonably acceptable to the Company.

     (f) The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities to be included in any registration requested pursuant to this Section 6.1, include in such registration, any other securities of the Company; provided, however, that the Company may include in any such registration any securities to the extent that the inclusion of such securities does not have the effect referred to in subsection 6.1(g) hereof and so long as the sale of such securities is included in the underwriting of the Registrable Securities and the same underwriters are used.

     (g) If the underwriter in a public offering to be effected pursuant to the provisions of this Section 6.1 advises the Company and the holders of the Registrable Securities in writing that in its opinion inclusion in the registration of the total amount of securities requested to be registered will materially and adversely affect the offering price of such securities or will materially and adversely affect the market for such securities, then, to the extent necessary, up to the entire amount of any securities proposed to be included in such registration which are not Registrable Securities shall be eliminated.

     (h) The Company shall not be required to register Registrable Securities which, registration together with any other securities to be included in such, have a value, based on the proposed offering price, of less than $2,000,000.

     6.2. Incidental Registration. (a) If the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration of an offering of equity securities with the SEC, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement, such notice shall state the number of shares of equity securities proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within ten days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause the Company to include such shares in such registration statement. The Company shall pay all the Registration Expenses (as hereinafter defined) of such registration. For the purposes hereof, the term "Registration Expenses" shall mean all expenses required to be disclosed in Item 13 of Part II of the Form S-1 registration statement, or in a comparable section of any similar form permitting an underwritten public offering, as well as expenses of underwriters customarily reimbursed by issuers for selling stockholders and reasonable fees and expenses of one counsel for all selling stockholders (in respect of a demand registration) and any underwriter (for both a demand and piggyback registration), but not including underwriting discounts and commissions and transfer taxes.

     (b) The Company may in its discretion withdraw any registration statement filed pursuant to this Section 6.2 subsequent to its filing without liability to the holders of Registrable Securities.

     (c) In the event that the managing underwriter for any such offering described in this Section 6.2 notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number of securities (the "Maximum Number") than the total number of Registrable

Securities proposed to be offered by such holders and securities proposed to be offered by the Company and all others entitled to registration rights under such registration statement, then the Company shall reduce the number of securities held by persons (the "Piggyback Holders") other than the Company and persons exercising demand registration rights to be included in such registration, to the extent necessary to reduce the number of securities to be included in such registration to an amount equal to the Maximum Number. Such amount will be allocated pro rata in accordance with the number of securities proposed to be offered by each Piggyback Holder (including the holders of Registrable Securities).

     6.3. Indemnity and Contribution. (a) In connection with a registration statement filed with the SEC pursuant to this Section 6, the Company shall provide each holder of Registrable Securities included in such registration statement, and each officer and director of any thereof, and each person who controls such holder within the meaning of Section 15 of the Securities Act, and
Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") , with indemnification against any losses, claims, damages or liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claims (collectively "Damages"), joint or several, to which any of them may become subject under the federal securities laws, or otherwise, in form and substance as is customarily given to underwriters in an underwritten offering of securities. Each holder including Registrable Securities in any such registration statement agrees that it shall indemnify the Company, and each officer and director thereof, and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Damages, in form and substance as is customarily given by selling shareholders to publicly held corporation in an underwritten public offering of securities, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement solely in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities.

     (b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection 6.3(a) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, each of the Company and the holders of the Registrable Securities shall contribute to the aggregate Damages contemplated by said indemnity agreement incurred by each of the Company and the holders of the Registrable Securities, as incurred, in such proportions as is appropriate to reflect the relative fault of the Company and the holders of the Registrable Securities in connection with the statements or omissions which resulted in such Damages. The relative fault of the Company on one hand and the holders of the Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact was supplied by the Company on one hand and the holders of the Registrable Securities on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (c) In no event shall a holder of Registrable Securities be liable for indemnification or contribution pursuant to this Section 6 in excess of the net proceeds received upon the sale of such Registrable Securities.

     6.4. Certain Procedures. The Company shall provide each holder of Registrable Securities included in any registration with (i) a "cold comfort" letter from the Company's independent public accountants, in customary form covering those matters customarily covered by a "cold comfort" letter with respect to any such registration statement and addressed to such holder; and
(ii) use its best efforts to execute and deliver with underwriters for the offering covered by any such registration statement, an underwriting agreement in form and substance customarily executed for public offerings of common stock.

     6.5. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, at all times:

          (1) make and keep available current public information concerning the Company as those terms are understood and defined in Rule 144 under the Securities Act("Rule 144");

          (2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (3) furnish to each holder of Registrable Securities forthwith upon such holder's request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     6.6. Lock-Ups. After receipt of any notice pursuant to Section 6.1 or 6.2 hereof, each holder of Registrable Securities and the Company shall not demand or request a registration of securities of the Company or otherwise offer or sell securities until the later of (i) 90 days after the effective date of the registration statement in respect of which such notice was given, (ii) 150 days after the date such notice was given or (iii) the date such registration statement is withdrawn by the Company. To the extent requested by the managing underwriter in respect of an offering of securities of the Company described in this Section 6, each holder of Registrable Securities and the Company shall agree to refrain from selling or offering to sell any securities of the Company within 120 days after the effective date of any registration statement described herein. Nothing in this Section 6.6 shall preclude the Company from issuing shares of Registrable Securities upon exercise of the Warrant.

     6.7. No Inconsistent Provisions. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities include, or grant to any person or entity the right to request the Company to include, in such registration, any other securities of the Company that are inconsistent with the priorities, rights and privileges of the holders of Registrable Securities contained in this Warrant, except pursuant to the Exchange Rights Agreement.

     7. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     9. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

     10. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this Section) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

     11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     12. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     13. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     14. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Warrant as of this 17th day of April, 1996.

                               TRUMP HOTELS & CASINO RESORTS, INC.



                               By:
                                 ---------------------------------------------
                                  Name:  Nicholas L. Ribis
                                  Title: President and Chief Executive Officer



Attest:



- --------------------------
Name:  Robert M. Pickus
Title: Executive Vice President
             and Secretary

Warrant No. W-002
                                     WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRUMP HOTELS & CASINO RESORTS, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       TRUMP HOTELS & CASINO RESORTS, INC.

                          Common Stock Purchase Warrant

     TRUMP HOTELS & CASINO RESORTS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, DONALD J. TRUMP ("Trump"), or his assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on April 17, 1996 and ending on April 17, 2000 in whole or in part, an aggregate of six hundred thousand (600,000) fully paid and non-assessable shares of the Common Stock of the Company, par value $ .01 per share, at a purchase price, subject to the provisions of Section 3 hereof, of $35.00 per share (the "Purchase Price"). The Purchase Price and the number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant."

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office in Atlantic City, New Jersey, accompanied by payment, of an amount (the "Exercise Amount") equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise, payable as follows: (i) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (ii) by surrender to the Company for cancellation of securities of the Company having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or (c) by a combination of the methods described in clauses (a) and (b) above. In lieu of exercising the Warrant, the holder may elect to receive a payment equal to the difference between (i) the Market Price multiplied by the number of shares as to which the payment is then being elected and (ii) the exercise price with respect to such shares, payable by the Company to the holder of this Warrant only in shares of Common Stock valued at the Market Price on the date of exercise. For purposes hereof, the term "Market Price" shall mean the average high and low sale price of a share of Common Stock for the 15 consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

     1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Section
3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Section 3. Upon each adjustment of the Purchase Price pursuant to this Section 3, the registered holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

     3.1. Adjustment for Issue or Sale of Common Stock at less than Market Price. (a) Except as provided in Section 3.2 or 3.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subsections 3.1(c)(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subsections (1) to (9) of Section 3.1(c), be reduced to the lower of the prices (calculated to the nearest tenth of a cent) determined as follows:

          (i) by dividing (a) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (b) an amount equal to the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subsections 3.1(1) to (9)) in connection with the Triggering Transaction; and

          (ii) by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction multiplied by the Market Price immediately prior to such Triggering Transaction plus (y) the consideration received by the Company upon such Triggering Transaction, and the denominator of which shall be the product of (x) the Number of Shares Deemed Outstanding immediately after such issue or sale, multiplied by (y) the Market Price immediately prior to such issue or sale.

     (b) For purposes of this Section 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the number of shares of the Company's Common Stock deemed to be outstanding under the applicable subsections 3.1(c)(1) to (9), inclusive, at such time.

     (c) For purposes of determining the adjusted Purchase Price under this
Section 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

          (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option," then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subsection (3) below.

          (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subsection (3) below.

          (3) If the purchase price provided for in any Options referred to in subsection (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections (1) or (2), or the rate at which any Convertible Securities referred to in subsection (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in
     Section 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (1) or the rate at which any Convertible Securities referred to in subsections (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

          (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed (solely for the purpose of this Warrant) to have been issued without consideration.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 3.1.

          (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options, or Convertible Securities, then in such case any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (9) For purposes of this Section 3.1, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
     (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

     3.2. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock covered by subsection 3.1(8)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (such amount in excess of earnings or earned surplus herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends paid from the date of issuance of this Warrant to the date of exercise (including but not limited to Liquidating Dividends upon Common Stock which would have been issued at the time of such earlier exercise and upon all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

     3.3. Subdivisions and Combinations. In case the Company shall at any time subdivide (other than by means of a dividend payable in Common Stock covered by subsection 3.1(8)), its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.4. Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

     3.5. No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subsections 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in effect on the date of issuance hereof, (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof or (iii) pursuant to the Exchange and Registration Rights Agreement, dated June 12, 1995, between the Company and Trump, as it may be amended from time to time (the "Exchange Rights Agreement").

     3.6. Notices of Record Date, Etc. In the event that:

          (1) the Company shall declare any cash dividend upon its Common Stock, or

          (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in connection with such event, the Company shall give to the holder of this Warrant:

          (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

     3.7. Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Section 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 3.6) and upon the terms applicable to such Purchase Rights either:

          (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

          (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

     3.8. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Section 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Section 3.3.

     3.9. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 3.9, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

     3.10. Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Section 3.6 hereof.

     4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this

Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

     6. REGISTRATION RIGHTS. The holder of this warrant shall have the following registration rights with respect to the Common Stock:

     6.1. Registration on Demand. (a) Upon written notice to the Company from holders of at least twenty-five percent (25%) of the Registrable Securities (as hereinafter defined), determined as if the Warrant had been fully exercised, of their desire to cause a registration of the Registrable Securities, the Company shall (i) inform the other holders of Registrable Securities (at least 30 days prior to the proposed filing of any registration statement), such notice to state the identity of the holders requesting registration and the number of Registrable Securities proposed to be sold thereby, and take appropriate action, on a reasonably timely basis, to file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form covering all Registrable Securities specified in such demand and by such other holders (by notice given to the Company within 15 days after the date the Company notified them of such demand), (ii) use best efforts to cause such registration statement to become effective under the Securities Act and (iii) use best efforts to qualify such resale under those state securities laws reasonably requested by the holders of a majority of Registrable Securities to be included in such registration; provided, however, that such effort shall not require the Company to qualify as a foreign corporation or subject itself to taxation in any jurisdiction where it is not already so qualified or subject. The Company shall be obligated to effect two (2) registrations pursuant to this Section 6.1. The Company shall be obligated to effect any registration pursuant to this Section
6.1 as promptly as practicable upon receipt from the requisite number of holders of Registrable Securities of the notice requesting such registration; provided, however, that the Company shall have the right to delay any registration pursuant to this Section 6.1 for one period of up to thirty (30) days if the Board of Directors of the Company shall have determined (and passed a resolution to such effect) that to effectuate such registration at such time would materially and adversely affect the Company and be materially detrimental to the business and operations thereof (a "Blackout Determination"), which period may be extended for an additional thirty (30) days upon a second Blackout Determination upon the expiration of the first thirty (30) day period. For purposes hereof, the term "Registrable Securities" shall mean, collectively, (i) the Common Stock issued or issuable upon exercise of the Warrant and (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend, stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     (b) The Company will be obligated to pay all Registration Expenses with respect to the registrations pursuant to this Section 6.1.

     (c) Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement,
(ii) they shall have been otherwise transferred, and the Company shall have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act and subsequent disposition of them shall not require registration or qualification of them under the Securities Actor any similar state law then in force, or (iii) they shall have ceased to be outstanding.

     (d) A registration requested pursuant to this Section 6.1 will not be deemed to have been effected unless it has been declared effective by the SEC and the Company has complied with all of its obligations under this Warrant with respect thereto (without regard to the use of best efforts or the like); provided that such registration will be deemed not to have been effected if after such registration has become effective, the offering of the Registrable Securities (or any portion thereof) pursuant to such registration is withdrawn or is or becomes the subject of any Stop Order (as hereinafter defined). If (i) a registration requested pursuant to this Section 6.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 6.1 does not remain effective for a period of at least 360 days, then (x) such requested registration shall not be deemed to be an effective registration pursuant to this Section 6.1 and (y) such requested registration shall not reduce the number of registrations the Company shall be obligated to effect pursuant to this
Section 6.1. For the purposes hereof, the term "Stop Order" shall mean, with respect to any registration of the Registrable Securities or any portion thereof effected pursuant to this Warrant, any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or any act by any court preventing or otherwise limiting the sale of any Registrable Securities pursuant to such registration.

     (e) Any offering of Registrable Securities contemplated by this Section 6.1 shall, unless the holders of a majority of the Registrable Securities to be included in such offering determine otherwise, be a firm commitment underwritten offering and the managing underwriter for such offering shall be chosen by the holders of a majority of the Registrable Securities to be included therein, which managing underwriter shall be reasonably acceptable to the Company.

     (f) The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities to be included in any registration requested pursuant to this Section 6.1, include in such registration, any other securities of the Company; provided, however, that the Company may include in any such registration any securities to the extent that the inclusion of such securities does not have the effect referred to in subsection 6.1(g) hereof and so long as the sale of such securities is included in the underwriting of the Registrable Securities and the same underwriters are used.

     (g) If the underwriter in a public offering to be effected pursuant to the provisions of this Section 6.1 advises the Company and the holders of the Registrable Securities in writing that in its opinion inclusion in the registration of the total amount of securities requested to be registered will materially and adversely affect the offering price of such securities or will materially and adversely affect the market for such securities, then, to the extent necessary, up to the entire amount of any securities proposed to be included in such registration which are not Registrable Securities shall be eliminated.

     (h) The Company shall not be required to register Registrable Securities which, registration together with any other securities to be included in such, have a value, based on the proposed offering price, of less than $2,000,000.

     6.2. Incidental Registration. (a) If the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration of an offering of equity securities with the SEC, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement, such notice shall state the number of shares of equity securities proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within ten days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause the Company to include such shares in such registration statement. The Company shall pay all the Registration Expenses (as hereinafter defined) of such registration. For the purposes hereof, the term "Registration Expenses" shall mean all expenses required to be disclosed in Item 13 of Part II of the Form S-1 registration statement, or in a comparable section of any similar form permitting an underwritten public offering, as well as expenses of underwriters customarily reimbursed by issuers for selling stockholders and reasonable fees and expenses of one counsel for all selling stockholders (in respect of a demand registration) and any underwriter (for both a demand and piggyback registration), but not including underwriting discounts and commissions and transfer taxes.

     (b) The Company may in its discretion withdraw any registration statement filed pursuant to this Section 6.2 subsequent to its filing without liability to the holders of Registrable Securities.

     (c) In the event that the managing underwriter for any such offering described in this Section 6.2 notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number of securities (the "Maximum Number") than the total number of Registrable

Securities proposed to be offered by such holders and securities proposed to be offered by the Company and all others entitled to registration rights under such registration statement, then the Company shall reduce the number of securities held by persons (the "Piggyback Holders") other than the Company and persons exercising demand registration rights to be included in such registration, to the extent necessary to reduce the number of securities to be included in such registration to an amount equal to the Maximum Number. Such amount will be allocated pro rata in accordance with the number of securities proposed to be offered by each Piggyback Holder (including the holders of Registrable Securities).

     6.3. Indemnity and Contribution. (a) In connection with a registration statement filed with the SEC pursuant to this Section 6, the Company shall provide each holder of Registrable Securities included in such registration statement, and each officer and director of any thereof, and each person who controls such holder within the meaning of Section 15 of the Securities Act, and
Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") , with indemnification against any losses, claims, damages or liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claims (collectively "Damages"), joint or several, to which any of them may become subject under the federal securities laws, or otherwise, in form and substance as is customarily given to underwriters in an underwritten offering of securities. Each holder including Registrable Securities in any such registration statement agrees that it shall indemnify the Company, and each officer and director thereof, and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Damages, in form and substance as is customarily given by selling shareholders to publicly held corporation in an underwritten public offering of securities, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement solely in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities.

     (b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection 6.3(a) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, each of the Company and the holders of the Registrable Securities shall contribute to the aggregate Damages contemplated by said indemnity agreement incurred by each of the Company and the holders of the Registrable Securities, as incurred, in such proportions as is appropriate to reflect the relative fault of the Company and the holders of the Registrable Securities in connection with the statements or omissions which resulted in such Damages. The relative fault of the Company on one hand and the holders of the Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact was supplied by the Company on one hand and the holders of the Registrable Securities on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (c) In no event shall a holder of Registrable Securities be liable for indemnification or contribution pursuant to this Section 6 in excess of the net proceeds received upon the sale of such Registrable Securities.

     6.4. Certain Procedures. The Company shall provide each holder of Registrable Securities included in any registration with (i) a "cold comfort" letter from the Company's independent public accountants, in customary form covering those matters customarily covered by a "cold comfort" letter with respect to any such registration statement and addressed to such holder; and
(ii) use its best efforts to execute and deliver with underwriters for the offering covered by any such registration statement, an underwriting agreement in form and substance customarily executed for public offerings of common stock.

     6.5. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, at all times:

          (1) make and keep available current public information concerning the Company as those terms are understood and defined in Rule 144 under the Securities Act("Rule 144");

          (2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (3) furnish to each holder of Registrable Securities forthwith upon such holder's request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     6.6. Lock-Ups. After receipt of any notice pursuant to Section 6.1 or 6.2 hereof, each holder of Registrable Securities and the Company shall not demand or request a registration of securities of the Company or otherwise offer or sell securities until the later of (i) 90 days after the effective date of the registration statement in respect of which such notice was given, (ii) 150 days after the date such notice was given or (iii) the date such registration statement is withdrawn by the Company. To the extent requested by the managing underwriter in respect of an offering of securities of the Company described in this Section 6, each holder of Registrable Securities and the Company shall agree to refrain from selling or offering to sell any securities of the Company within 120 days after the effective date of any registration statement described herein. Nothing in this Section 6.6 shall preclude the Company from issuing shares of Registrable Securities upon exercise of the Warrant.

     6.7. No Inconsistent Provisions. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities include, or grant to any person or entity the right to request the Company to include, in such registration, any other securities of the Company that are inconsistent with the priorities, rights and privileges of the holders of Registrable Securities contained in this Warrant, except pursuant to the Exchange Rights Agreement.

     7. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     9. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

     10. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this Section) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

     11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     12. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     13. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     14. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Warrant as of this 17th day of April, 1996.

                               TRUMP HOTELS & CASINO RESORTS, INC.




                               By:
                                 ---------------------------------------------
                                  Name:  Nicholas L. Ribis
                                  Title: President and Chief Executive Officer



Attest:



- --------------------------
Name:  Robert M. Pickus
Title: Executive Vice President
             and Secretary

Warrant No. W-003
                                     WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRUMP HOTELS & CASINO RESORTS, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                       TRUMP HOTELS & CASINO RESORTS, INC.

                          Common Stock Purchase Warrant

     TRUMP HOTELS & CASINO RESORTS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, DONALD J. TRUMP ("Trump"), or his assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on April 17, 1996 and ending on April 17, 2001 in whole or in part, an aggregate of six hundred thousand (600,000) fully paid and non-assessable shares of the Common Stock of the Company, par value $ .01 per share, at a purchase price, subject to the provisions of Section 3 hereof, of $40.00 per share (the "Purchase Price"). The Purchase Price and the number and character of such shares are subject to adjustment as provided below, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. This Warrant is herein called the "Warrant."

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office in Atlantic City, New Jersey, accompanied by payment, of an amount (the "Exercise Amount") equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise, payable as follows: (i) by payment to the Company in cash, by certified or official bank check, or by wire transfer of the Exercise Amount, (ii) by surrender to the Company for cancellation of securities of the Company having a Market Price (as hereinafter defined) on the date of exercise equal to the Exercise Amount; or (c) by a combination of the methods described in clauses (a) and (b) above. In lieu of exercising the Warrant, the holder may elect to receive a payment equal to the difference between (i) the Market Price multiplied by the number of shares as to which the payment is then being elected and (ii) the exercise price with respect to such shares, payable by the Company to the holder of this Warrant only in shares of Common Stock valued at the Market Price on the date of exercise. For purposes hereof, the term "Market Price" shall mean the average high and low sale price of a share of Common Stock for the 15 consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock or securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 15 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock or securities are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the holder of this Warrant; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by the independent investment banking firm selected jointly by the Company and the holder of this Warrant or, if that selection cannot be made within 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

     1.1 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or his nominee (upon payment by such holder of any applicable transfer taxes).

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder hereof a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount determined in accordance with Section
3.9 hereof. The Company agrees that the shares so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.

     3. ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS. In order to prevent dilution of the right granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Section 3. Upon each adjustment of the Purchase Price pursuant to this Section 3, the registered holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

     3.1. Adjustment for Issue or Sale of Common Stock at less than Market Price. (a) Except as provided in Section 3.2 or 3.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subsections 3.1(c)(1) to (9), inclusive, be deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Market Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale (the "Triggering Transaction"), the Purchase Price shall, subject to subsections (1) to (9) of Section 3.1(c), be reduced to the lower of the prices (calculated to the nearest tenth of a cent) determined as follows:

          (i) by dividing (a) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Purchase Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (b) an amount equal to the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subsections 3.1(1) to (9)) in connection with the Triggering Transaction; and

          (ii) by multiplying the Purchase Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (x) the Number of Shares Deemed Outstanding immediately prior to such Triggering Transaction multiplied by the Market Price immediately prior to such Triggering Transaction plus (y) the consideration received by the Company upon such Triggering Transaction, and the denominator of which shall be the product of (x) the Number of Shares Deemed Outstanding immediately after such issue or sale, multiplied by (y) the Market Price immediately prior to such issue or sale.

     (b) For purposes of this Section 3, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of shares of the Company's Common Stock outstanding at such time, and (ii) the number of shares of the Company's Common Stock deemed to be outstanding under the applicable subsections 3.1(c)(1) to (9), inclusive, at such time.

     (c) For purposes of determining the adjusted Purchase Price under this
Section 3.1, the following subsections (1) to (9), inclusive, shall be applicable:

          (1) In case the Company at any time shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable and the price per share for which the Common Stock is issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such Option," then the total maximum amount of Common Stock issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such shares of Common Stock or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subsection (3) below.

          (2) In case the Company at any time shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subsection (3) below.

          (3) If the purchase price provided for in any Options referred to in subsection (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections (1) or (2), or the rate at which any Convertible Securities referred to in subsection (1) or (2) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in
     Section 3.1 or 3.3), the Purchase Price in effect at the time of such change shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subsection (1) or the rate at which any Convertible Securities referred to in subsections (1) or (2) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is hereby reduced.

          (4) On the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (5) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed (solely for the purpose of this Warrant) to have been issued without consideration.

          (6) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as shall be attributed by the Board of Directors of the Company in good faith to such Common Stock, Options or Convertible Securities, as the case may be.

          (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock for the purpose of this Section 3.1.

          (8) In case the Company shall declare a dividend or make any other distribution upon the stock of the Company payable in Common Stock, Options, or Convertible Securities, then in such case any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (9) For purposes of this Section 3.1, in case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them
     (x) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

     3.2. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock covered by subsection 3.1(8)) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (such amount in excess of earnings or earned surplus herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends paid from the date of issuance of this Warrant to the date of exercise (including but not limited to Liquidating Dividends upon Common Stock which would have been issued at the time of such earlier exercise and upon all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 3.2, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

     3.3. Subdivisions and Combinations. In case the Company shall at any time subdivide (other than by means of a dividend payable in Common Stock covered by subsection 3.1(8)), its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

     3.4. Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

     3.5. No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 3 shall not apply to any Common Stock issued, issuable or deemed outstanding under subsections 3.1(1) to (9) inclusive: (i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in effect on the date of issuance hereof, (ii) pursuant to options, warrants and conversion rights in existence on the date of issuance hereof or (iii) pursuant to the Exchange and Registration Rights Agreement, dated June 12, 1995, between the Company and Trump, as it may be amended from time to time (the "Exchange Rights Agreement").

     3.6. Notices of Record Date, Etc. In the event that:

          (1) the Company shall declare any cash dividend upon its Common Stock, or

          (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock, or

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in connection with such event, the Company shall give to the holder of this Warrant:

          (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause
     (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

     3.7. Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of issuance hereof, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock of the Company and such grants, issuances or sales do not result in an adjustment of the Purchase Price under Section 3.1 hereof, then the holder of this Warrant shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 3.6) and upon the terms applicable to such Purchase Rights either:

          (i) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holder of this Warrant as soon as possible after such exercise and it shall not be necessary for the exercising holder of this Warrant specifically to request delivery of such rights; or

          (ii) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

     3.8. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Section 3.3 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Section 3.3.

     3.9. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this
Section 3.9, be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the date of conversion, or (ii) if the Common Stock shall not be listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the date of conversion as reported by NASDAQ, or its successor, and if there are not such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Company.

     3.10. Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3 hereof, the Company shall forthwith file at each office designated for the exercise of this Warrant, a statement, signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at his or its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Section 3.6, such notice shall be included as part of the notice required to be mailed and published under the provisions of Section 3.6 hereof.

     4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     5. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this

Warrant and other similar Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

     6. REGISTRATION RIGHTS. The holder of this warrant shall have the following registration rights with respect to the Common Stock:

     6.1. Registration on Demand. (a) Upon written notice to the Company from holders of at least twenty-five percent (25%) of the Registrable Securities (as hereinafter defined), determined as if the Warrant had been fully exercised, of their desire to cause a registration of the Registrable Securities, the Company shall (i) inform the other holders of Registrable Securities (at least 30 days prior to the proposed filing of any registration statement), such notice to state the identity of the holders requesting registration and the number of Registrable Securities proposed to be sold thereby, and take appropriate action, on a reasonably timely basis, to file with the Securities and Exchange Commission (the "SEC") a registration statement on the appropriate form covering all Registrable Securities specified in such demand and by such other holders (by notice given to the Company within 15 days after the date the Company notified them of such demand), (ii) use best efforts to cause such registration statement to become effective under the Securities Act and (iii) use best efforts to qualify such resale under those state securities laws reasonably requested by the holders of a majority of Registrable Securities to be included in such registration; provided, however, that such effort shall not require the Company to qualify as a foreign corporation or subject itself to taxation in any jurisdiction where it is not already so qualified or subject. The Company shall be obligated to effect two (2) registrations pursuant to this Section 6.1. The Company shall be obligated to effect any registration pursuant to this Section
6.1 as promptly as practicable upon receipt from the requisite number of holders of Registrable Securities of the notice requesting such registration; provided, however, that the Company shall have the right to delay any registration pursuant to this Section 6.1 for one period of up to thirty (30) days if the Board of Directors of the Company shall have determined (and passed a resolution to such effect) that to effectuate such registration at such time would materially and adversely affect the Company and be materially detrimental to the business and operations thereof (a "Blackout Determination"), which period may be extended for an additional thirty (30) days upon a second Blackout Determination upon the expiration of the first thirty (30) day period. For purposes hereof, the term "Registrable Securities" shall mean, collectively, (i) the Common Stock issued or issuable upon exercise of the Warrant and (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend, stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     (b) The Company will be obligated to pay all Registration Expenses with respect to the registrations pursuant to this Section 6.1.

     (c) Registrable Securities will cease to be such when (i) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement,
(ii) they shall have been otherwise transferred, and the Company shall have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Securities Act and subsequent disposition of them shall not require registration or qualification of them under the Securities Actor any similar state law then in force, or (iii) they shall have ceased to be outstanding.

     (d) A registration requested pursuant to this Section 6.1 will not be deemed to have been effected unless it has been declared effective by the SEC and the Company has complied with all of its obligations under this Warrant with respect thereto (without regard to the use of best efforts or the like); provided that such registration will be deemed not to have been effected if after such registration has become effective, the offering of the Registrable Securities (or any portion thereof) pursuant to such registration is withdrawn or is or becomes the subject of any Stop Order (as hereinafter defined). If (i) a registration requested pursuant to this Section 6.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 6.1 does not remain effective for a period of at least 360 days, then (x) such requested registration shall not be deemed to be an effective registration pursuant to this Section 6.1 and (y) such requested registration shall not reduce the number of registrations the Company shall be obligated to effect pursuant to this
Section 6.1. For the purposes hereof, the term "Stop Order" shall mean, with respect to any registration of the Registrable Securities or any portion thereof effected pursuant to this Warrant, any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or any act by any court preventing or otherwise limiting the sale of any Registrable Securities pursuant to such registration.

     (e) Any offering of Registrable Securities contemplated by this Section 6.1 shall, unless the holders of a majority of the Registrable Securities to be included in such offering determine otherwise, be a firm commitment underwritten offering and the managing underwriter for such offering shall be chosen by the holders of a majority of the Registrable Securities to be included therein, which managing underwriter shall be reasonably acceptable to the Company.

     (f) The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities to be included in any registration requested pursuant to this Section 6.1, include in such registration, any other securities of the Company; provided, however, that the Company may include in any such registration any securities to the extent that the inclusion of such securities does not have the effect referred to in subsection 6.1(g) hereof and so long as the sale of such securities is included in the underwriting of the Registrable Securities and the same underwriters are used.

     (g) If the underwriter in a public offering to be effected pursuant to the provisions of this Section 6.1 advises the Company and the holders of the Registrable Securities in writing that in its opinion inclusion in the registration of the total amount of securities requested to be registered will materially and adversely affect the offering price of such securities or will materially and adversely affect the market for such securities, then, to the extent necessary, up to the entire amount of any securities proposed to be included in such registration which are not Registrable Securities shall be eliminated.

     (h) The Company shall not be required to register Registrable Securities which, registration together with any other securities to be included in such, have a value, based on the proposed offering price, of less than $2,000,000.

     6.2. Incidental Registration. (a) If the Company intends to file a registration statement on Form S-1, S-2 or S-3 (or other appropriate form) for the registration of an offering of equity securities with the SEC, the Company shall notify each of the holders of record of Registrable Securities at least 30 days prior to each such filing of the Company's intention to file such a registration statement, such notice shall state the number of shares of equity securities proposed to be registered thereby. If any holder of Registrable Securities notifies the Company within ten days after receipt of such notice from the Company of its desire to have included in such registration statement any of its Registrable Securities, then the Company shall cause the Company to include such shares in such registration statement. The Company shall pay all the Registration Expenses (as hereinafter defined) of such registration. For the purposes hereof, the term "Registration Expenses" shall mean all expenses required to be disclosed in Item 13 of Part II of the Form S-1 registration statement, or in a comparable section of any similar form permitting an underwritten public offering, as well as expenses of underwriters customarily reimbursed by issuers for selling stockholders and reasonable fees and expenses of one counsel for all selling stockholders (in respect of a demand registration) and any underwriter (for both a demand and piggyback registration), but not including underwriting discounts and commissions and transfer taxes.

     (b) The Company may in its discretion withdraw any registration statement filed pursuant to this Section 6.2 subsequent to its filing without liability to the holders of Registrable Securities.

     (c) In the event that the managing underwriter for any such offering described in this Section 6.2 notifies the Company that, in good faith, it is able to proceed with the proposed offering only with respect to a smaller number of securities (the "Maximum Number") than the total number of Registrable

Securities proposed to be offered by such holders and securities proposed to be offered by the Company and all others entitled to registration rights under such registration statement, then the Company shall reduce the number of securities held by persons (the "Piggyback Holders") other than the Company and persons exercising demand registration rights to be included in such registration, to the extent necessary to reduce the number of securities to be included in such registration to an amount equal to the Maximum Number. Such amount will be allocated pro rata in accordance with the number of securities proposed to be offered by each Piggyback Holder (including the holders of Registrable Securities).

     6.3. Indemnity and Contribution. (a) In connection with a registration statement filed with the SEC pursuant to this Section 6, the Company shall provide each holder of Registrable Securities included in such registration statement, and each officer and director of any thereof, and each person who controls such holder within the meaning of Section 15 of the Securities Act, and
Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") , with indemnification against any losses, claims, damages or liabilities, reasonable attorneys fees, costs or expenses and costs and expenses of investigating and defending any such claims (collectively "Damages"), joint or several, to which any of them may become subject under the federal securities laws, or otherwise, in form and substance as is customarily given to underwriters in an underwritten offering of securities. Each holder including Registrable Securities in any such registration statement agrees that it shall indemnify the Company, and each officer and director thereof, and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, against any Damages, in form and substance as is customarily given by selling shareholders to publicly held corporation in an underwritten public offering of securities, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement solely in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities.

     (b) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection 6.3(a) is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, each of the Company and the holders of the Registrable Securities shall contribute to the aggregate Damages contemplated by said indemnity agreement incurred by each of the Company and the holders of the Registrable Securities, as incurred, in such proportions as is appropriate to reflect the relative fault of the Company and the holders of the Registrable Securities in connection with the statements or omissions which resulted in such Damages. The relative fault of the Company on one hand and the holders of the Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact was supplied by the Company on one hand and the holders of the Registrable Securities on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (c) In no event shall a holder of Registrable Securities be liable for indemnification or contribution pursuant to this Section 6 in excess of the net proceeds received upon the sale of such Registrable Securities.

     6.4. Certain Procedures. The Company shall provide each holder of Registrable Securities included in any registration with (i) a "cold comfort" letter from the Company's independent public accountants, in customary form covering those matters customarily covered by a "cold comfort" letter with respect to any such registration statement and addressed to such holder; and
(ii) use its best efforts to execute and deliver with underwriters for the offering covered by any such registration statement, an underwriting agreement in form and substance customarily executed for public offerings of common stock.

     6.5. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to, at all times:

          (1) make and keep available current public information concerning the Company as those terms are understood and defined in Rule 144 under the Securities Act("Rule 144");

          (2) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (3) furnish to each holder of Registrable Securities forthwith upon such holder's request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     6.6. Lock-Ups. After receipt of any notice pursuant to Section 6.1 or 6.2 hereof, each holder of Registrable Securities and the Company shall not demand or request a registration of securities of the Company or otherwise offer or sell securities until the later of (i) 90 days after the effective date of the registration statement in respect of which such notice was given, (ii) 150 days after the date such notice was given or (iii) the date such registration statement is withdrawn by the Company. To the extent requested by the managing underwriter in respect of an offering of securities of the Company described in this Section 6, each holder of Registrable Securities and the Company shall agree to refrain from selling or offering to sell any securities of the Company within 120 days after the effective date of any registration statement described herein. Nothing in this Section 6.6 shall preclude the Company from issuing shares of Registrable Securities upon exercise of the Warrant.

     6.7. No Inconsistent Provisions. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities include, or grant to any person or entity the right to request the Company to include, in such registration, any other securities of the Company that are inconsistent with the priorities, rights and privileges of the holders of Registrable Securities contained in this Warrant, except pursuant to the Exchange Rights Agreement.

     7. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     8. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

     9. NEGOTIABILITY, ETC. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

          (a) Subject to the legend appearing on the first page hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery.

          (b) Any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.

          (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

          (d) Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

     10. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this Section) is exchangeable, upon the surrender hereof by the holder hereof, at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company which may be subscribed for and purchased hereunder.

     11. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     12. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     13. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     14. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Warrant as of this 17th day of April, 1996.


                               By:
                                 ---------------------------------------------
                                  Name:  Nicholas L. Ribis
                                  Title: President and Chief Executive Officer



Attest:



- --------------------------
Name:  Robert M. Pickus
Title: Executive Vice President
             and Secretary

                              WARRANT EXERCISE FORM


To: Trump Hotels & Casino Resorts, Inc.


     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _____________ shares of Common Stock of Trump Hotels & Casino Resorts, Inc. and herewith makes payment of $ _____________ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to ______________, whose address is __________________________.


Dated:




- ------------------------

                            TRANSFER OF WARRANT FORM



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________ the right represented by the within Warrant to purchase the ________ shares of the Common Stock of Trump Hotels & Casino Resorts, Inc. to which the within Warrant relates, and appoints ______________ attorney to transfer said right on the books of Trump Hotels & Casino Resorts, Inc. with full power of substitution in the premises.


Dated:


- ------------------------

In the presence of


- -------------------------